                                                             Exhibit (d)(2)(b)

                                    EXHIBIT A
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                                       AND
                     VILLANOVA GLOBAL ASSET MANAGEMENT TRUST



                           Effective December 27, 2000

          Funds of the Trust                                Advisory Fees                          Effective Date
          ------------------                                -------------                          --------------

Gartmore NSAT Emerging Markets Fund                  1.15% of the Fund's average                  September 1, 2000
                                                     daily net assets

Gartmore NSAT International Growth Fund              1.00% of the Fund's average                  September 1, 2000
                                                     daily net assets

Gartmore NSAT Global Leaders Fund                    1.00% of the Fund's average                     Not Seeded
                                                     daily net assets

Gartmore NSAT European Growth Fund                   1.00% of the Fund's average                     Not Seeded
                                                     daily net assets

Gartmore NSAT Global Small Companies Fund            1.15% of the Fund's average                     Not Seeded
                                                     daily net assets

Gartmore NSAT OTC Fund                               1.00% of the Fund's average                     Not Seeded
                                                     daily net assets


                                        ADVISER
                                        VILLANOVA GLOBAL ASSET MANAGEMENT TRUST


                                        By:
                                            ---------------------------------
                                        Name:
                                        Title:

                                        TRUST
                                        NATIONWIDE SEPARATE ACCOUNT TRUST


                                        By:
                                            ---------------------------------
                                        Name:
                                        Title: